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                                                            Exhibit 10.39

                           HANOVER INDEMNITY AGREEMENT

     HANOVER INDEMNITY AGREEMENT dated as of December 17, 1996 by and between RICHEMONT FINANCE S.A., a Luxembourg corporation ("Richemont") and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), THE COMPANY STORE, INC., a Wisconsin corporation ("TCS"), TWEEDS, INC., a Delaware corporation ("Tweeds"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., ("HDV") and HANOVER REALTY, INC., Virginia corporations ("Hanover Realty"); and together with Hanover, HDPI, Brawn, GBM, Gump's, TCS, Tweeds, LWI, Aegis and HDV, each individually a "Borrower" and collectively, "Borrowers").

     WHEREAS, Hanover has entered into that certain Reimbursement Agreement dated as of the date hereof with Swiss Bank Corporation, New York Branch (the "Bank"), a copy of which is attached hereto as Exhibit I (the "Reimbursement Agreement"), in connection with the Bank's issuance of three letters of credit dated the date hereof which support certain obligations of Hanover (the "Letters of Credit");

     WHEREAS, Richemont has entered into an agreement dated the date hereof with the Bank, a copy of which is attached hereto as Exhibit II (the "Guarantee"), pursuant to which Richemont has guaranteed the reimbursement obligations of Hanover in connection with draws under any Letter of Credit;

     WHEREAS, the Borrowers have agreed to reimburse Richemont for any payment it makes to the Bank under the Guarantee in accordance with the Reimbursement Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

     1. The Borrowers agree, jointly and severally, to pay to Richemont on or before February 28, 1998 (or such later date as to additional amounts if such additional amounts are paid by Richemont pursuant to the Guarantee after February 28, 1998 in accordance with this Agreement) that amount required to reimburse Richemont for all amounts paid by Richemont under the Guarantee in connection with the Letters of Credit and all reasonable expenses incurred by Richemont in connection therewith.


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     2. The Borrowers agree, jointly and severally, to pay Richemont interest on any amounts paid by Richemont pursuant to the Guarantee at the Prime Rate of the Bank in effect from time to time plus three and one-half percent (3.5%) from the date such payments were made to the date Richemont is reimbursed therefor, but in no event shall such rate be less than the rate charged Richemont by the Bank with respect to any such drawings.

     3. All amounts due and owing hereunder shall be paid within ten (10) days following receipt by Hanover, as agent for the Borrowers, of written notice from Richemont that it has paid any amounts pursuant to the Guarantee.

     4. Notwithstanding any other provision contained herein, the aggregate interest rate charged hereunder, including all charges or fees in connection therewith deemed in the nature of interest under New York law, shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the amounts paid by Richemont hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of total interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if and when the amounts paid by Richemont hereunder are repaid in full the total interest due hereunder (taking into account the limitation provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrowers shall pay to Richemont an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Richemont and the Borrowers to conform strictly to any applicable usury laws. Accordingly, if Richemont contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be canceled automatically and, if previously paid, shall at Richemont's option be applied to the outstanding amounts due hereunder or be refunded to Hanover, as agent for the Borrowers. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to Richemont which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.


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     5. The Borrowers agree, jointly and severally, to defend, indemnify and hold harmless Richemont from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses (including attorneys fees and costs) which Richemont may incur (or which may be claimed against Richemont) by any Person by reason of or in connection with the Guarantee or the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrowers shall not be required to indemnify Richemont for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by the willful misconduct or gross negligence of Richemont.

     6. Upon the execution hereof, the Borrowers agree to pay to Richemont a one-time non-refundable fee equal to five percent (5%) of the principal amount of each Letter of Credit, plus all fees incurred by Richemont in connection with providing the Guarantee including legal fees, expenses, bank fees and any similar costs and expenses.

     7. To the extent that any of the Letters of Credit have outstanding balances at their date of maturity which are not paid in full by the Borrowers, or if the Borrowers by February 28, 1998 has failed to pay to Richemont all amounts due to Richemont as provided in Section 2 hereof, Richemont shall have the option, but not the obligation, exercisable at any time prior to payment in full of all amounts due to Richemont hereunder by written notice to Hanover, to convert the then outstanding principal and interest in respect of this Agreement into common stock of Hanover (the "Hanover Common Stock"), such conversion to be exercisable at the lower of the mean of the bid and ask prices of Hanover Common Stock on November 8, 1996, or the mean of the bid and ask prices of Hanover Common Stock on each of the thirty days immediately prior to the date of exercise of the conversion privilege. Richemont shall be entitled to require that Hanover, at its expense, use its best efforts to issue and to register with the Securities and Exchange Commission and with any state which may require registration of such common stock and list on the appropriate securities exchange any such common stock so required to be delivered to Richemont.

     8. The Borrowers and Richemont each hereby (i) acknowledge that the obligations hereunder (other than those set forth in paragraph 5 above) are subordinate in right of payment to the Borrowers' existing and future obligations to Congress Financial Corporation ("Congress") under that certain Loan and Security Agreement dated as of November 14, 1995 by and among Congress and the Borrowers, as amended and the other Financing Agreements (as defined therein) (ii) agree that, concurrently with the execution and delivery of this Agreement, the Borrowers and Richemont will enter into a Subordination Agreement with Congress in form and substance satisfactory to Richemont and Congress.


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     9. Hanover agrees that it shall provide Richemont with notice of any request for an extension of the Expiration Date of a Letter of Credit under
Section 2.07 of the Reimbursement Agreement and that any extension shall be subject to the prior written consent of Richemont.

     10. Each Borrower represents and warrants with respect to itself that (i) such Borrower is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation or creation and is qualified do business under the laws of each jurisdiction in which it is required to qualify to do business, (ii) such Borrower has the power and authority to execute, deliver and perform this Agreement, and (iii) when executed and delivered, this Agreement will be the legal, valid and binding obligation or agreement, as the case may be, of such Borrower, enforceable against it in accordance with its respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally.

     11. No amendment, modification or waiver of any provision of this Agreement shall be effective unless such amendment, modification, waiver or consent shall be in writing and signed by Hanover, as agent for the Borrowers, and Richemont, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing.

     12. All documents executed pursuant to the transactions contemplated herein, including, without limitation, this Agreement shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of New York. The Borrowers and Richemont hereby submit to the jurisdiction and venue of the federal courts of New York for the purposes of resolving disputes hereunder or for the purposes of collection.

     13. If any provision of this Agreement shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

     14. This Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.


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     15. This Agreement may be executed in counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument.

     16. The parties acknowledge and agree that Hanover is acting as agent for the Borrowers and that notice to Hanover shall be deemed to be sufficient notice to the Borrowers under this Agreement.

     IN WITNESS WHEREOF, the undersigned hereby agree as of the date first above written.


                                    RICHEMONT FINANCE S.A.


                                    By: __________________________________
                                      Name:_______________________________
                                      Title:______________________________


                                    By: __________________________________
                                       Name: _____________________________
                                       Title: ____________________________



                                    HANOVER DIRECT, INC.


                                    By: __________________________________
                                       Name: _____________________________
                                       Title: ____________________________



                                    HANOVER DIRECT PENNSYLVANIA, INC.


                                    By: _________________________________
                                       Name: ____________________________
                                       Title: ___________________________


                                    BRAWN OF CALIFORNIA, INC.


                                    By: _________________________________
                                       Name: ____________________________
                                       Title: ___________________________


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                                    GUMP'S BY MAIL, INC.


                                    By: _________________________________
                                       Name: ____________________________
                                       Title:____________________________


                                    GUMP'S CORP.

                                    By: _________________________________
                                       Name: ____________________________
                                       Title: ___________________________


                                    THE COMPANY STORE, INC.


                                    By: _________________________________
                                       Name: ____________________________
                                       Title: ___________________________


                                    TWEEDS, INC.


                                    By: _________________________________
                                       Name: ____________________________
                                       Title: ___________________________


                                    LWI HOLDINGS, INC.


                                    By: _________________________________
                                       Name: ____________________________
                                       Title: ___________________________


                                    AEGIS CATALOG CORPORATION

                                    By: _________________________________
                                       Name: ____________________________
                                       Title: ___________________________


                                    HANOVER DIRECT VIRGINIA INC.


                                    By: _________________________________
                                       Name: ____________________________
                                       Title: ___________________________


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